COST OF SALES	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
COST OF SALES
5. COST OF SALES

Cost of sales in 2024, 2023 and 2022 amounted to €3,329,483 thousand, €2,995,877 thousand and €2,648,953 thousand, respectively, consisting mainly of the cost of materials, components and labor related to the manufacturing and distribution of cars and spare parts. Cost of sales also include depreciation and amortization, insurance, transportation costs, and warranty and product-liability related costs, as well as production costs for engines sold to Maserati and engines rented to other Formula 1 racing teams.

Interest and other financial expenses from financial services activities included within cost of sales in 2024, 2023 and 2022 amounted to €88,308 thousand, €60,808 thousand and €27,145 thousand, respectively.